Cost method investments	12 Months Ended
Dec. 31, 2023
Cost Method Investments
Cost method investments

Note 10 — Cost method investments

Cost method investments consist of the following:

	December 31, 2022	December 31, 2023	December 31, 2023
	RMB	RMB	USD
5.0% Investment in a company in mobile games industry	600,000	600,000	84,713
5.0% Investment in a company in central processing advertising algorithm services	600,000	600,000	84,713
Subtotal	1,200,000	1,200,000	169,426
Less: Impairment loss	-	1,102,938	155,722
Total	1,200,000	97,062	13,704

During the years ended December 31, 2022 and 2023, the Company’ cost method investments amounted to RMB 1,200,000 and RMB 97,062 (USD 13,704), respectively. The Company made impairment allowance of cost method investments with the amount of RMB 534,031 (USD 75,399) for the company in mobile games industry and RMB568,907(USD 80,323) for the company in central processing.